Exhibit 10.6(a)

                  Supplemental Agreement No. 7

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

            Relating to Boeing Model 757-224 Aircraft


    THIS SUPPLEMENTAL AGREEMENT, entered into as of July 23, 1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

    WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

    WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain contractual matters and adjust the advance payment base prices for the Aircraft;

    NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  Table of Contents, Articles and Exhibits:

    1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement.

    1.2 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to differentiate Block A-1 from Block A Aircraft as a result [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

    1.3 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices as a result [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

    1.4 Add a new Exhibit A-1, Aircraft Configuration, in its entirety and attached hereto, which applies to the Block A-1 Aircraft and reflects [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

    1.5 Add a revised page 1 to Exhibit D, Price Adjustment Due to Econonic Fluctuations Airframe Price Adjustment, which incorporates Block A-1 Aircraft (attached hereto). All remaining pages to Exhibit D remain unchanged.

2.  Letter Agreements:

        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

    2.3 Add revised Letter Agreement 6-1162-WLJ-367R3,
Disclosure of Confidential Information, which incorporates certain Letter Agreements into this Letter Agreement.

4.  Payment of Advance Payment Credits.

    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

    The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.


By:     /s/ Monica Fix             By:  /s/ Brian Davis


Its:    Attorney-In-Fact           Its:   Vice President

                       TABLE OF CONTENTS

ARTICLES                                         Page  Rev. By

ARTICLE 1.  Subject Matter of Sale . . . . . .   1-1   SA#2

ARTICLE 2.  Delivery, Title and Risk of Loss .   2-1   SA#7

ARTICLE 3.  Price of Aircraft. . . . . . . . .   3-1   SA#7

ARTICLE 4.  Taxes. . . . . . . . . . . . . . .   4-1

ARTICLE 5.  Payments . . . . . . . . . . . . .   5-1

ARTICLE 6.  Excusable Delay. . . . . . . . . .   6-1

ARTICLE 7.  Changes to the Detail
            Specification. . . . . . . . . . .   7-1   SA#4

ARTICLE 8.  Federal Aviation Requirements and
            Certificates . . . . . . . . . . .   8-1

ARTICLE 9.  Representatives, Inspection,
            Flights and Test Data. . . . . . .   9-1

ARTICLE 10. Assignment, Resale or Lease. . . .   10-1

ARTICLE 11. Termination for Certain Events . .   11-1

ARTICLE 12. Product Assurance; Disclaimer and
            Release; Exclusion of Liabilities;
            Customer Support; Indemnification
            and Insurance. . . . . . . . . . .   12-1

ARTICLE 13. Buyer Furnished Equipment and
            Spare Parts. . . . . . . . . . . .   13-1  SA#2

ARTICLE 14. Contractual Notices and Requests .   14-1

ARTICLE 15. Miscellaneous. . . . . . . . . . .   15-1

Schedule for Delivery of Model 757-224 Aircraft        SA#6

EXHIBITS

EXHIBIT A   Aircraft Configuration . . . . . .   A-1   SA#2

EXHIBIT B   Product Assurance Document . . . .   B-1   SA#2

EXHIBIT C   Customer Support Document. . . . .   C-1   SA#2

EXHIBIT D   Price Adjustments Due to Economic.   D-1   SA#4
            Fluctuations - Airframe and Engines

EXHIBIT E   Buyer Furnished Equipment Provisions
            Document . . . . . . . . . . . . .   E-1   SA#4

EXHIBIT F   Defined Terms Document . . . . . .   F-1   SA#2


LETTER AGREEMENTS

1783-1      Spare Parts Support. . . . . . . .         SA#2

1783-2      Seller Purchased Equipment . . . .         SA#2

1783-4      Waiver of Aircraft Demonstration .         SA#2
            Flights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1783-6      Configuration Matters. . . . . . .         SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1783-8      Spare Parts Provisioning . . . . .         SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1783-10     Option Aircraft. . . . . . . . . .         SA#6

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-WLJ-367R3    Disclosure of Confidential         SA#7
                    Info

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

SUPPLEMENTAL AGREEMENTS                Dated as of:

Supplemental Agreement No. 1       April 29, 1993

Supplemental Agreement No. 2       November 4, 1993

Supplemental Agreement No. 3       July 15, 1994

Supplemental Agreement No. 4       March 31, 1995

Supplemental Agreement No. 5       November 30, 1995

Supplemental Agreement No. 6       June 13, 1996

Supplemental Agreement No. 7       July 23, 1996

ARTICLE 2.    Delivery, Title and Risk of Loss.

    2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

    2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately
30 days prior to the scheduled month of delivery.

    2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

    2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

    2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

    2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.    Price of Aircraft.

    3.1 Definitions.

        3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

        3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

        3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

        3.1.4  Aircraft Basic Price is comprised of the Base
Airframe Price, the Engine Price and the price of the Special
Features.

        3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special
Features) as calculated pursuant to Exhibit D.

        3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

        3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

    3.2 Aircraft Basic Price.

        3.2.1 Block A Aircraft. The Aircraft Basic Price of the Block A Aircraft, expressed in July 1992 dollars, is set forth below:

        Base Airframe Price:            [CONFIDENTIAL MATERIAL
        Special Features                OMITTED AND FILED
        Engine Price                    SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE
        Block A Aircraft                COMMISSION PURSUANT TO
        Basic Price                     A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

        3.2.2 Block A-1 Aircraft. The Aircraft Basic Price of the Block A-1 Aircraft with delivery, expressed in July 1992 dollars, is set forth below:

        Base Airframe Price:            [CONFIDENTIAL MATERIAL
        Special Features                OMITTED AND FILED
        Engine Price                    SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE

        Block A-1 Aircraft              COMMISSION PURSUANT TO
        Basic Price                     A REQUEST FOR
                                        CONFIDENTIAL TREATMENT.]

The special features value above for the Block A-1 Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders, 1, 2 and 3 plus accepted Master Changes as of June 1, 1996.

    3.3 Aircraft Price.

        3.3.1  Block A Aircraft and Block A-1 Aircraft.  The
Aircraft Price of the Block A Aircraft and Block A-1 Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

               3.3.1.1 the Block A Aircraft Basic Price, which is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.], and the Block A-1 Aircraft which is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]; plus

               3.3.1.2 the Economic Price Adjustments for the respective Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine - Block A and A-1 Aircraft) plus

               3.3.1.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

    3.4 Advance Payment Base Price.

        3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

    Month and Year of             Advance Payment Base
    Scheduled Delivery             Price per Aircraft

    Block A Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

        3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and
(ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                     AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.

          Exhibit A-1 to Purchase Agreement Number 1783

                            EXHIBIT A

                     AIRCRAFT CONFIGURATION

                       Dated July 23, 1996

                           relating to

             BOEING MODEL 757-224 BLOCK A-1 AIRCRAFT


    The Detail Specification is Boeing Detail Specification D6-44010 dated April 16, 1990, (excluding the option features defined within the Configuration Specification) as amended to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OWE). Such Change Requests are set forth in Boeing Document D9-24N104-3, Revision E, dated April 15, 1996. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

This Exhibit A-1 includes the reprice activity for special features in Exhibit A plus Change Orders No. 1, 2, and 3 plus accepted Master Changes as of June 1, 1996 yet to be incorporated into a Change Order.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Exhibit D
Page 1

                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
                        (1992 Base Price)

             (Relating to Block A and A-1 Aircraft)

1.  Formula.

    The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

    P  =       Aircraft Basic Price (as set forth in Article 3.2
               of this Agreement) less the base price of Engines
               (as defined in this Exhibit D) in the amount of $12,854,400.

  ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

6-1162-MMF-319
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:       Letter Agreement No. 6-1162-MMF-319 to
               Purchase Agreement No. 1951 -
               [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.  Confidential Treatment.

    Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
6-1162-MMF-308.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-WLJ-375R3
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-375R3 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to twenty-five (25) firm Model 757-224 aircraft (Aircraft) and eight
(8) option Model 757-224 aircraft (Option Aircraft). Letter Agreement 6-1162-WLJ-375R2 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

11. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-WLJ-367R1.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

                  Continental Airlines, Inc.
               Purchase Agreement 1783 - Model 757



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-WLJ-367R3
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:  Letter Agreement No. 6-1162-WLJ-367R3 to
          Purchase Agreement No. 1783 -
          Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated
March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES,
INC. (Buyer) relating to Model
757-224  aircraft (the Aircraft).  Letter Agreement
6-1162-WLJ-367R2 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below
(Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.

Schedule of Confidential Documents

1.   Letter Agreement No. 6-1162-WLJ-359.

2.   Letter Agreement No. 6-1162-WLJ-367R3.

3.   Letter Agreement No. 6-1162-WLJ-369.

4.   Letter Agreement No. 6-1162-WLJ-372.

5.   Letter Agreement No. 6-1162-WLJ-375R3.

6.   Letter Agreement No. 6-1162-WLJ-380.

7.   Letter Agreement No. 6-1162-WLJ-384.

8.   Letter Agreement No. 6-1162-WLJ-391R1.

9.   Letter Agreement No. 6-1162-WLJ-393.

10.  Letter Agreement No. 6-1162-WLJ-405.

11.  Letter Agreement No. 6-1162-WLJ-409.

12.  Letter Agreement No. 6-1162-WLJ-497R1.

13.  Letter Agreement No. 6-1162-RGP-945.

14.  Letter Agreement No. 6-1162-RGP-946R1.

15.  Letter Agreement No. 6-1162-MMF-289

16.  Letter Agreement No. 6-1162-MMF-319

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President